Exhibit 99.2

Nimble Storage Reports Financial Results for First Quarter 2015

•	Achieves record quarterly total revenue of $46.5 million, up 110% year-over-year

•	Adds over 450 new end-customers in the first quarter, reaching 3,097 total end-customers

San Jose, Calif. – May 29, 2014 – Nimble Storage (NYSE: NMBL), a leading provider of flash-optimized hybrid storage solutions, today reported financial results for the first quarter 2015. The Company has released a discussion of these results by posting the current Shareholder Letter on its website. Please visit the Nimble Storage investor relations website at http://investors.nimblestorage.com to view the letter.

Fiscal First Quarter 2015 Financial Highlights:

•	Total Revenue for the first quarter of fiscal 2015 was $46.5 million, compared to $22.1 million in the first quarter of fiscal 2014, representing growth of 110% year-over-year.

•	Non-GAAP Gross Margin of 66.2% for the first quarter of fiscal 2015, compared to 61.8% in the first quarter of fiscal 2014.

•	Non-GAAP Operating Margin of negative 22% for the first quarter of fiscal 2015, compared to negative 36% in the first quarter of fiscal 2014.

•	GAAP net loss for the fiscal first quarter was $19.6 million, or $0.28 per basic and diluted share, compared with a net loss of $9.4 million, or $0.47 per basic and diluted share in the fiscal first quarter of 2014.

•	Non-GAAP net loss for the fiscal first quarter was $10.0 million, or $0.14 per basic and diluted share, compared with a non-GAAP net loss of $8.2 million, or $0.14 per basic and diluted share in the fiscal first quarter of 2014.

“Our performance during the first quarter of fiscal year 2015 continues to validate our belief that a major transition is underway within the storage industry driven by flash as a disruptive ingredient. Our execution during the quarter underscores our belief that we have built the leading next generation flash storage platform,” said Suresh Vasudevan, chief executive officer, Nimble Storage.”

“During Q1, we executed very well against our financial goals and maintained our focus on operational excellence,” said Anup Singh, chief financial officer, Nimble Storage. “Our financial priorities remain driving strong revenue growth and increasing our market share, maintaining industry leading gross margins and steadily progressing towards achieving our long term target financial model by delivering sequential improvement in operating margin every year.”

Recent Business Highlights:

•	Announced that more than 200 enterprise customers have implemented SmartStack converged infrastructure solutions to accelerate deployment and eliminate risks associated with their datacenter infrastructure. Since late 2012, Nimble Storage has rolled out a series of SmartStack solutions, built on Cisco UCS and pre-validated through ecosystem partners including Citrix, Microsoft, Oracle, and VMware, to deliver aggressive performance, shorten deployment times, and reduce project risk.

•	General availability of Nimble Storage scale-out storage architecture, with over 1,200 systems deployed. The scale-to-fit approach enables customers to grow capacity and increase performance beyond the physical limits of a singe storage array.

•	Announced a pan-European distribution agreement with Ingram Micro, the world’s largest wholesale technology distributor and a global leader in IT supply-chain and mobile device lifecycle services that enables the distributor to sell Nimble Storage’s portfolio of flash storage arrays. Through the distribution agreement, Ingram Micro Europe’s Advanced Solutions Division will also offer Nimble Storage’s SmartStack converged infrastructure solutions to the Nimble Storage partner community and Ingram’s broader reseller partners across Europe.

•	Announced that its flash-optimized storage solutions have been verified as part of the Citrix Ready® VDI Capacity Program Verified for Citrix XenDesktop®.

Conference Call Information:

As previously announced, Nimble Storage will host a live question & answer conference call and webcast today at 5:00 p.m. ET (2:00 p.m. PT) to discuss its financial results for the first quarter 2015.

To access the conference call, dial 877-941-2068, using conference code 4681069. Callers outside the U.S. and Canada should dial 480-629-9712, using conference code 4681069. A replay of the conference call will be available through June 5, 2014. To access the replay, please dial 800-406-7325 and enter pass code 4681069. Callers outside the U.S. and Canada should dial 303-590-3030 and enter pass code 4681069.

The live webcast will be accessible on Nimble Storage’s investor relations website at http://investors.nimblestorage.com/ and will be archived and available on this site for 45 days.

Non-GAAP Financial Measures

To provide investors with additional information regarding our financial results, Nimble Storage has disclosed in this release non-GAAP financial measures that are not calculated in accordance with generally accepted accounting principles in the United States, or GAAP. The Company provides non-GAAP gross margin, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share and adjusted EBITDA. In computing these non-GAAP financial measures, the Company excludes the effects of stock-based compensation, which is a recurring expense for the Company. The Company has provided a reconciliation below of non-GAAP financial measures to the most directly comparable GAAP financial measures.

The Company discloses these non-GAAP financial measures because they are key measures used by the Company’s management and board of directors to understand and evaluate operating performance and trends, to prepare and approve the annual budget and to develop short-term and long-term operational and compensation plans. In particular, the exclusion of certain expenses in calculating non-GAAP financial measures can provide a useful measure for period-to-period comparisons of the Company’s business. Accordingly, the Company believes that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company’s operating results in the same manner as the Company’s management and board of directors.

Non-GAAP financial measures have limitations as analytical tools and, as such, should not be considered in isolation or as substitutes for analysis of the Company’s results as reported under GAAP. Some of these limitations are:

•	Non-GAAP financial measures do not consider the potentially dilutive impact of equity-based compensation, which is an ongoing expense for the Company; and

•	Other companies, including companies in our industry, may calculate non-GAAP financial measures differently, which reduces their usefulness as comparative measures.

Forward Looking Statements

This press release contains “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. We intend for such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements other than statements of historical fact contained in this press release, including information concerning our future results, business plans and objectives, potential growth opportunities, competitive position, industry environment and potential market opportunities.

Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors including, but not limited to, those related to our future financial performance which is inherently uncertain, uncertainty of market acceptance of our solutions, our ability to increase sales of our solutions, our ability to attract and retain customers and to selling additional solutions to our existing customers, our ability to develop new solutions and bring them to market in a timely manner, pricing pressure (as a result of competition or otherwise), our ability to maintain, protect and enhance our brand and intellectual property, the effectiveness of our channel partners, and our ability to continue to expand our business and manage our growth. Moreover, we operate in very competitive and rapidly changing environments, and new risks may emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Further information on these and other factors that could affect our financial results are included in our filings with the Securities and Exchange Commission and may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements.

You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. Moreover, neither we, nor any other person, assume responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to publicly update any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as required by law.

Nimble Storage Resources

•	Nimble Storage Website

•	Case Studies and Videos

•	Follow Nimble Storage on Twitter: @NimbleStorage

•	Join the Nimble Storage Group on LinkedIn

•	Visit Nimble Storage on Facebook

About Nimble Storage

Nimble Storage (NYSE: NMBL) believes enterprises should not have to compromise on performance, capacity, ease of use, or price. Nimble has developed a hybrid storage architecture engineered from the ground up to seamlessly integrate flash and high-capacity drives. Our customers enjoy fast application performance, enhanced backup and disaster recovery, and stress-free operations — all while lowering their TCO. Nimble Storage solutions are available through a global network of world-class channel partners. For more information, visit www.nimblestorage.com and follow us on Twitter: @nimblestorage.

Nimble Storage, the Nimble Storage logo, CASL, InfoSight, SmartStack and NimbleConnect are trademarks or registered trademarks of Nimble Storage. Other trade names or words used in this document are the properties of their respective owners.

Press Contacts:

Kristalle Cooks

650-346-7810

Kristalle@nimblestorage.com

Investor Relations Contact:

Edelita Tichepco

408-514-3379

IR@nimblestorage.com

SOURCE: Nimble Storage

Nimble Storage, Inc.

Preliminary Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended April 30,
	2014	2013
Revenue:
Product	$41,235	$20,046
Support and service	5,312	2,078

Total revenue	46,547	22,124
Cost of revenue:
Product (1)	13,011	6,895
Support and service (1)	3,324	1,648

Total cost of revenue	16,335	8,543
Total gross profit	30,212	13,581
Operating expenses:
Research and development (1)	14,217	6,318
Sales and marketing (1)	29,202	14,160
General and administrative (1)	6,437	2,301

Total operating expenses	49,856	22,779

Loss from operations	(19,644)	(9,198)
Interest income (expense), net	(4)	6
Other income (expense), net	209	(133)

Loss before provision for income taxes	(19,439)	(9,325)
Provision for income taxes	156	46

Net loss	(19,595)	(9,371)
Accretion of redeemable convertible preferred stock	—	(10)

Net loss attributable to common stockholders	$(19,595)	$(9,381)

Net loss per share attributable to common stockholders, basic and diluted	$(0.28)	$(0.47)

Weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	70,319	19,805

(1) Includes stock-based compensation expense as follows:
Cost of product revenue	$231	$40
Cost of support and service revenue	393	43
Research and development	2,440	367
Sales and marketing	4,921	498
General and administrative	1,572	207

Total stock-based compensation expense	$9,557	$1,155

Nimble Storage, Inc.

Preliminary Consolidated Balance Sheets

(In thousands)

(Unaudited)

	As of
	April 30,	January 31,
	2014	2014
Assets
Current assets:
Cash and cash equivalents	$204,251	$208,486
Accounts receivable, net	25,803	17,676
Inventories	7,275	5,412
Prepaid expenses and other current assets	4,209	3,176

Total current assets	241,538	234,750
Property and equipment, net	23,142	20,209
Restricted cash, non-current	3,900	3,900
Other long-term assets	202	212

Total assets	$268,782	$259,071

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$14,401	$9,093
Accrued compensation and benefits	13,224	9,837
Deferred revenue, current portion	20,291	16,178
Other current liabilities	6,022	3,855

Total current liabilities	53,938	38,963
Deferred revenue, non-current portion	21,805	17,331
Other long-term liabilities	10,699	11,091

Total liabilities	86,442	67,385

Commitments and contingencies
Stockholders’ equity:
Common stock	68	67
Additional paid-in capital	302,863	292,686
Accumulated other comprehensive income	96	25
Accumulated deficit	(120,687)	(101,092)

Total stockholders’ equity	182,340	191,686

Total liabilities and stockholders’ equity	$268,782	$259,071

Nimble Storage, Inc.

Preliminary Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended
	April 30,
	2014	2013
Cash flows from operating activities:
Net loss	$(19,595)	$(9,371)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	1,758	617
Stock-based compensation expense	9,557	1,155
Recoveries for allowance for doubtful accounts	(25)	—
Provision (recoveries) for excess and obsolete inventories	(18)	230
Changes in operating assets and liabilities:
Accounts receivable	(8,102)	2,028
Inventories	(1,845)	(889)
Prepaid expenses and other assets	(1,023)	(912)
Accounts payable	5,618	191
Deferred revenue	8,587	3,983
Accrued and other liabilities	5,540	(1,908)

Net cash provided by (used in) operating activities	452	(4,876)
Cash flows from investing activities:
Purchase of property and equipment	(3,728)	(1,884)
Change in restricted cash	—	(3,900)

Net cash used in investing activities	(3,728)	(5,784)
Cash flows from financing activities:
Payment of issuance costs related to issuance of common stock	(1,210)	—
Proceeds from exercise of stock options, net of repurchases	306	1,524
Payment of taxes related to net settlement of restricted stock units	(125)	—

Net cash provided by (used in) financing activities	(1,029)	1,524
Foreign exchange impact on cash and cash equivalents	70	10

Net decrease in cash and cash equivalents	(4,235)	(9,126)
Cash and cash equivalents, beginning of period	208,486	49,205

Cash and cash equivalents, end of period	$204,251	$40,079

Nimble Storage, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended
	April 30,
	2014	2013
GAAP gross margin	$30,212	$13,581
Stock-based compensation	624	83

Non-GAAP gross margin	$30,836	$13,664

GAAP operating margin	$(19,644)	$(9,198)
Stock-based compensation	9,557	1,155

Non-GAAP operating margin	$(10,087)	$(8,043)

GAAP net loss	$(19,595)	$(9,371)
Stock-based compensation	9,557	1,155

Non-GAAP net loss	$(10,038)	$(8,216)

Interest income (expense), net	4	(6)
Provision for income taxes	156	46
Depreciation	1,758	617

Adjusted EBITDA	$(8,120)	$(7,559)

GAAP net loss per share, basic and diluted	$(0.28)	$(0.47)
Stock-based compensation	0.14	0.06
Impact of difference in number of GAAP and non-GAAP shares	—	0.27

Non-GAAP net loss per share	$(0.14)	$(0.14)

Shares used to compute GAAP net loss per share attributable to common stockholders, basic and diluted	70,319	19,805
Weighted average effect of the assumed conversion of convertible preferred stock from the date of issuance	—	38,868

Shares used to compute Non-GAAP net loss per share	70,319	58,673